Exhibit 10.4

SUBSCRIPTION AGREEMENT

CONVERTIBLE PROMISSORY NOTE

1.	Subscription.

a.           Offering. The undersigned understands that R SQUARED CONTRACTING, INC., a corporation organized and existing under the laws of the State of California (the “Company”), is offering to sell up to an aggregate $750,000.00 principal amount of unsecured convertible promissory note (the Notes), with a required minimum raise of $250,000.00. A copy of the Note is attached hereto as Appendix A, and the terms of the Note are incorporated herein.  The proceeds from the Note will be used to fund the expansion of, and further develop the product lines of the Company, pay the expenses of the instant transaction, and fund working capital needs.  In addition to this Subscription Agreement, the undersigned had received and reviewed certain Company documents, including without limitation the Summary of Company Background and the Investor Risk Factors attached thereto (hereinafter “Investor Packet” collectively), which relates to this Offering (hereinafter “Offering”). The undersigned understands that the minimum Note principal is Two Hundred Fifty Thousand Dollars ($250,000.00).

b.           Manner of Subscription.  The undersigned Subscriber hereby subscribes for and agrees to purchase $50,000.00 principal amount of the Notes on the terms and conditions described herein.  The undersigned hereby delivers to the Company two executed copies of this Subscription Agreement.  Upon receipt of such funds, the Company agrees to deliver to the undersigned a Note in the aggregate principal amount of the subscription price then paid.

c.           The Subscriber represents that the Subscriber is an “Accredited Investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”) and that the Subscriber is able to bear the economic risk and illiquidity of an investment in the Securities.

2.             Representation and Warranties.  The undersigned represents and warrants to the Company as follows:

a.           I have received and read, and I understand, the contents of the Investor Packet as well as the terms and conditions presented to me by the Company, which contain important information relating to the Company and the Offering and have relied solely on those documents; no oral representations have been made or oral information furnished to the undersigned in connection with the purchase of the Shares which were in any way inconsistent with the Investor Packet.

b.           I have, or my Purchaser Representative, as defined in Regulation D under the Securities Act of 1933, as amended (hereinafter “Act”), has had the opportunity to seek from the Company or its representative(s), and have received from such parties, all information deemed necessary by the undersigned to evaluate the merits and risks of the Offering.  I have, or my Purchaser Representative has, had the opportunity to verify the accuracy of the information contained in the Investor Packet and to seek investment, tax, or legal counsel prior to investing in the Company.

c.           I understand that the Securities offered by my subscription to the Note will not be registered for sale under the 1933 Act or registered or qualified under any state securities laws in reliance upon exemptions from such registration and qualification, and that such exemptions depend in large part on my representations and warranties herein.

Subscription Agreement

d.           If I am acting in a representative capacity for a corporation, partnership, trust or other entity, or as agent for any person or entity, I have full authority to execute this Subscription Agreement in such capacity.

e.           The Securities offered by my subscription to the Note are being purchased for my own account for investment and not with a view to resale or distribution to any person, corporation or other entity.  I also understand that there will not be any public market for the sale of such Shares at the time of execution of this Agreement.

f.           I have carefully reviewed the Investor Packet, and have made my own examination of the investment, as well as the accounting and tax aspects of this transaction, and will depend on the advice of my own counsel and accountants, and I agree that the Company has no responsibility with respect to such matters or such advice.

g.          I understand the Securities offered by my subscription to the Note are a speculative investment which involve a substantial degree of risk of loss of a substantial portion or possibly my entire investment in the Company.  I understand and take full cognizance of the risk factors related to the purchase of the Shares, including without limitation, those set forth in the Investor Packet.

h.          I am financially responsible, able to meet all obligations hereunder, and I acknowledge that this investment will be long-term, and by its nature, speculative.  Additionally, I am capable of bearing the high degree of economic risks and burdens of this venture including, but not limited to, the possibility of complete loss of investment and the lack of a public market which may make it impossible to readily liquidate the investment whenever desired.

i.            I am an “accredited investor” as the term is defined in Regulation D under the Act or am, otherwise, a sophisticated, knowledgeable investor (either alone or with the aid of a Purchaser Representative) with adequate net worth and income for this investment.  I have knowledge and experience in financial and business matters (either alone or with the aid of a purchaser representative), am capable of evaluating the merits and risks of an investment in the Company and its proposed activities and have carefully considered the suitability of an investment in the Company for my particular financial situation and have determined the Shares are a suitable investment.

j.           All information which I have provided to the Company, including without limitation, my financial positions and my knowledge of financial and business matters is true, correct and complete as of the date of execution of this Subscription Agreement.  I understand that the Company will rely, to a material degree, upon the representations contained herein.

k.           I understand that I will not be able to cancel, terminate, or revoke this Subscription Agreement and it will survive my death or disability, if I am an individual.

l.            I am aware that no federal or state agency has made any finding or determination as to the fairness of investment in, nor any recommendations or endorsement of, the Shares.

m.          I understand that the Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and applicable state securities laws, pursuant to registration or exemption therefrom.

n.           I understand that at no time has it been explicitly or implicitly represented, guaranteed, or warranted to the undersigned by the Company, the agents and employees of the Company, or any other person that: (1) the undersigned will or will not have to remain as owner of the Shares an exact or approximate length of time; (2) a percentage of profit and/or amount or type of consideration will be realized as a result of this investment; (3) any case dividends from Company operations or otherwise will be made to shareholders by any specific date or will be made at all; or (4) any specific tax benefits will accrue as a result of any investment in the Company.

Subscription Agreement

o.          The offer to subscribe to the Note was communicated by the Company in such a manner that I was able to ask questions of, and receive answer from, the Company concerning the terms and conditions of this transaction and that at no time was I presented with, or solicited by, any leaflet, public promotional meeting, newspaper article or magazine article, radio or television advertisement, or any other form of advertising or general solicitation.

p.           I certify, under the penalty of perjury, that (1) the Social Security Number or Tax Identification Number set forth herein is correct and complete; and (2) that I am not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

q.           I acknowledge and understand that the Investor Packet reflects the Company’s intentions and estimates at the current time and, as with any developing company, the precise elements of the Company’s places can be expected to change from time to time.

3.             Indemnification.  I hereby indemnify the Company, its affiliates, and its agents, and hold them harmless from and against any and all loss, damages, liability or expense, including costs and reasonable attorneys’ fees, incurred by the Company (or its affiliates or agents) by reason of or in connection with any misrepresentation made by me, any breach of any of my warranties, or my failure to fulfill any of my covenants or agreements under this Subscription Agreement.  This Subscription Agreement and the representations and warranties contained herein shall survive my purchase of the Shares and shall be binding upon my heirs, executors, administrators, successors, and assigns.

4.             Revocation.  I understand that I may not cancel, terminate, or revoke the offer to subscribe to the Note for a period of sixty (60) days or any agreement hereunder at any time and that this Agreement shall survive my death or disability and shall be binding upon my heirs, executors, administrators, beneficiaries, successors and assigns.

5.             Acceptance or Rejection of Subscription.  The undersigned understands that:

a.           The Company reserves the right to reject any subscription, in whole or in part, at the sole discretion of the Company for any reason;

b.           This subscription will be accepted or rejected within sixty (60) days from receipt thereof and will be effective only upon acceptance by the Company; and

c.           Upon acceptance of the subscription by the Company, the subscription will be irrevocable.

6.             Market Stand-off Agreement.  The undersigned, (on behalf of itself, its successors, and its assigns), agrees not to sell or otherwise transfer or dispose of any Shares acquired in the Offering, including any Shares acquired upon exercise of the Warrants, for a period not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act in connection with an underwritten public offering of the Company’s Common Stock if so requested by the underwriter of such offering.  The Company may impose stock transfer instructions with respect to the Securities subject to the foregoing restriction until the end of such period.

Subscription Agreement

7.              Certain Securities Law Matters.

a.           The Securities offered by my subscription to the Note shall not be sold, assigned, transferred or pledged except upon satisfaction of the conditions specified in this Section 7, which conditions are intended to ensure compliance with the provisions of the Act.  The undersigned will cause any proposed purchaser, assignee, transferee, or pledge of the Shares held by the undersigned to agree to take and hold such securities subject to the provisions and conditions of this Section 7.

b.           Each certificate representing (1) the Shares and (2) any other securities issued in respect of the Securities offered by my subscription to the Note, upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Section 7c below) be stamped or otherwise imprinted with a legend substantially in the following form (in additional to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.  COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

The undersigned consents to the Company making a notation on its records and giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer established in this Section 7.

c.           The undersigned agrees to comply in all respects with the provisions of this Section 7.  Prior to any proposed sale, assignment, transfer or pledge of any Shares, unless there is in effect a registration statement under the Act covering the proposed transfer, the undersigned thereof shall give written notice to the Company of the undersigned’s intention to effect such transfer, sale, assignment, pledge.  Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment, or pledge in sufficient detail, and shall be accompanied with, at the undersigned’s expense, evidence satisfactory to the Company of the effect that the proposed transfer of the Shares without registration under the 1933 Act or applicable state securities law.

8.             Investor Information.  The Company may only accept subscriptions from persons who meet certain suitability standards; accordingly the undersigned shall complete and return to Company the Investor Questionnaire which has been provided herewith.

9.             Miscellaneous.

a.           All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Company and the undersigned at the address as set forth below.

Subscription Agreement

b.           This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflict of law principles.  Further, all parties hereto agree to the exclusive personal jurisdiction of the Courts of the State of California, County of Los Angeles and/or the United States District Court, Central District of California.

c.           This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous understandings, representations, warranties, or agreements (whether oral or written) and may be amended only by a writing executed by all parties.

d.           The undersigned acknowledges that Company may, in its sole and absolute discretion, accept or reject this subscription offer, whether in whole or in part.

10.            Certification.  The undersigned represents to Company that (1) the information contained herein or provided hereunder is complete and accurate as of the date hereof and may be relied upon by Company; and (2) the undersigned will notify Company immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change.  The undersigned hereby further certifies that he has read and understands, and has had sufficient time to read, consult with independent counsel, and understand, the contents of the Investor Packet and this Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date first set forth above.

Subscriber’s Name:  ________________________________________
(print or type)

Subscriber’s Signature:  _____________________________________

Name:  ___________________________________________
(name of authorized representative, if applicable)

Its: ______________________________________________
(title of authorized representative, if applicable)

Social Security Number:  ___________________________________

Subscriber’s Note Amount:	Check One:
$	□ Check enclosed
□ Wire transfer initiated on
□ Amount previously sent on

Subscriber’s Mailing Address:	Subscriber’s Alternative Address:
(for formal notice)

Attention:	Attention:
Telephone:	Telephone:
Facsimile:	Facsimile:

Subscription Agreement

APPENDIX A

NEITHER THIS NOTE NOR THE SHARES OF  EQUITY INTEREST ISSUABLE UPON CONVERSION OF PRINCIPAL HEREOF OR INTEREST HEREON HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION (TOGETHER, THE “SECURITIES LAWS”) AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ENCUMBERED IN THE ABSENCE OF COMPLIANCE WITH SUCH SECURITIES LAWS AND UNTIL THE ISSUER THEREOF SHALL HAVE RECEIVED AN OPINION FROM COUNSEL ACCEPTABLE TO IT THAT THE PROPOSED DISPOSITION WILL NOT VIOLATE ANY APPLICABLE SECURITIES LAWS.

CONVERTIBLE NOTE

Principal Amount: $25,000.00	October 22, 2009

For Value Received, R SQUARED CONTRACTING, INC., a California Corporation (the “Company”), hereby promises to pay to the order of Edward Borlenghi (“Holder”), the principal sum of Twenty Five Thousand AND NO/100 DOLLARS ($25,000.00), together with interest on the unpaid principal balance thereof at the annual rate of eight percent (8%), payable semi-annually in arrears in cash.

Article 1
Payments

1.1            Principal and Interest.  The entire outstanding principal amount of the Notes, together with accrued but unpaid interest thereon, will be due and payable on the earlier of: (1) twenty-four (24) months from the date of issuance or (2) upon receipt by either Company of financing, whether through debt or equity, resulting in gross proceeds of at least $3 million.

1.2            Manner of Payment.  All payments of principal and interest shall be made at such place as Holder shall designate to the Company in writing.  If any payment of principal or interest on this Note is due on a day that is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall not be taken into account in calculating the amount of interest payable under this Note.  “Business Day” means any day other than a Saturday, Sunday or legal holiday in the District of Columbia.

Article 2
Conversion

2.1           Conversion.  Should Company complete any financings, debt or equity, which include any equity component or provide for a right to convert into equity, and if the entire principal of the loan remains outstanding, the Holder (investor) shall have the option to convert, on an all-or-none basis, the entire principal and outstanding interest of this Note into said financing at a price equal to eighty-five percent (85%) of the purchase price of said financing.

Article 3
Registration of Shares

3.1           Registration.  If the Company or any successor or parent company shall determine at any time to proceed with the preparation and filing with the SEC of a Registration Statement in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other similar limited purpose form), the Company will give written notice of its determination to Holder.  Upon receipt of a written request from Holder within thirty (30) days after receipt of any such notice from the Company, the Company will, except as herein provided, at its sole cost and expense (other than customary underwriting discounts or commissions) cause all Shares to be included in such Registration Statement, all to the extent required to permit the sale or other disposition by Holder of such Shares. The obligation of the Company under this provision shall be unlimited as to the number of Registration Statements to which it applies, but shall terminate 4 years after issuance of the Loan.

Subscription Agreement

Article 4
Holder Qualifications

4.1           Qualified Holder.  The Holder of this note is a qualified entity or individual, having sufficient funds, as set forth in the Company’s materials provided, to make the Loan pursuant to this Note.  Holder attests that no part of the funds used by Holder to fund this Note or to acquire shares in the Company by Conversion of the Note constitutes assets of any “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or other “benefit plan investor” (as defined in U.S. Department of Labor Reg. Section 2510.3-101 et seq, as amended) or assets allocated to any insurance company separate account or general account in which any such employee benefit plan or benefit plan investor (or related trust) has any interest.

4.2           Company Materials.  The Holder has received and reviewed the Company Material provided contemporaneously with this Note, and has reviewed and completed the attached Investor Qualification Statement prior to funding the Note; the Holder has answered the Investor Qualification Statement completely and accurately and has had an opportunity to, and has, sought professional advice prior to funding the Note.

4.3           Risk Factors.  Included in the Company Materials provided to Holder is a document entitled Risk Factors.  Holder has reviewed the Risk Factors associated with ownership of shares in the Company, upon Conversion, and understands said risk factors.  Prior to funding the Note, Holder has had an opportunity to, and has, reviewed the Risk Factors with professional advisors of Holder’s choosing, and a subsequent Conversion election by Holder is made with full knowledge and understanding of said Risk Factors.

Article 5
Default and Remedies

5.1           Default.  The occurrence of any of the following events shall constitute a “Default” under this Note:

(a)         Company’s failure to remit to Holder the principal or interest hereof as the same becomes due hereunder;

(b)         Company’s assignment for the benefit of creditors, or filing of a petition in bankruptcy or for reorganization or to effect a plan or arrangement with creditors;

(c)         Company’s application for, or voluntary permission of, the appointment of a receiver of trustee for any or all Company property;

Subscription Agreement

(d)         any action or proceeding described in the foregoing paragraphs (b) and (c) is commenced against Company and such action or proceeding is not vacated within 60 days of its commencement;

(e)         Company’s dissolution or liquidation; or

5.2            Remedies Upon Default.  Upon any Default:

(a)          Holder may without further notice declare the entire remaining Principal Amount of this Note, together with all interest accrued thereon, immediately due and payable; and Holder’s failure to declare the entire remaining principal sum of this Note, together with all interest accrued thereon, immediately due and payable shall not constitute a waiver by Holder of its right to so declare at any other time;

(b)         Holder may employ an attorney to enforce its rights and remedies hereunder and Company hereby agrees to pay Holder’s reasonable attorneys’ fees and other reasonable expenses incurred by Holder in exercising any of Holder’s rights and remedies upon Default; and

(c)         Holder’s rights and remedies provided hereunder shall be cumulative and may be pursued singly, successively or together in Holder’s sole discretion; and Holder’s failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

Article 6
General Provisions

6.1           Waiver of Protest, Presentment and Notice.  The Company hereby waives presentment, demand for payment, notice of nonpayment or dishonor, protest, and notice of protest, and agrees to continue to be bound for the payment of principal, interest and all other sums due under this Note notwithstanding any extension or alteration of the time or terms of payment hereon, any renewal or any acceptance of security of any kind.  Company also hereby waives the right to protest the domestication or collection of any judgment obtained against the Company with respect to this Note in any jurisdiction where the Company may now or hereafter maintain assets or be registered or qualified to transact business.

6.2           Obligations Absolute.  Company’s obligations hereunder are absolute, and Company hereby waives any and all rights to offset, deduct or withhold any payments or charges due hereunder for any reason whatsoever.

6.3           Priority. The Loan evidenced by this Note shall be senior to all existing debt and preferred issuances.

6.4           Entire Agreement- Governing Law.  This Note constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. This Note shall be governed by and construed in accordance with the laws of the State of California without regard to its conflicts-of-law principles.

6.5           Severability.  If any provision in this Note is held invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note will remain in full force and effect.  Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Subscription Agreement

6.6            Waiver of Right or Remedy.  No waiver of any right or remedy under this Note shall be valid unless in writing executed by the Holder hereof, and any such waiver shall be effective only in the specific instance and for the specific purpose given.  All rights and remedies of all present and future Holders of this Note shall be cumulative and may be exercised singly, concurrently or successively.  This Note shall bind the Company and its successors and assigns.

6.7            Notices.  Any notice required or permitted to be given hereunder shall be made as follows:
To the Company:
Mr. Sean Entin
R Squared Contracting, Inc.
5171 Santa Fe Street; Suite I
San Diego, CA 92103

To the Holder:

6.8           Construction.  The headings of Sections in this Convertible Note are provided for convenience only and will not affect its construction or interpretation.  All references to Articles or Sections refer to Articles and Sections of this Note unless otherwise specified.

6.9           Attachment 1. Attachment 1 is hereby incorporated by reference as a part of this Convertible Note. Attachment 1 sets forth the Holder’s status as an accredited investor and the Risk Factors referenced in Article 4, above.

In Witness Whereof, the Company has executed and delivered this Convertible Note as of the date first set forth above.

Holder

Name

R SQUARED CONTRACTING, INC.

By:

Name:

Title:

Subscription Agreement